WORKERS COMPENSATION EXCESS OF LOSS REINSURANCE AGREEMENT

         THIS AGREEMENT is made and entered into by and between Pinnacle Assurance Corporation, North Palm Beach, Florida (hereinafter called the "Company"), under the management of Florida Administrators, Inc., North Palm Beach, Florida, of the one part, and Continental Casualty Company, Chicago, Illinois (hereinafter called the "Reinsurer") of the other part.

WITNESSETH:

         That in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinbelow set forth, the parties hereto agree as follows:

                                    ARTICLE I

COVERAGE

         The Reinsurer will indemnify the Company, subject to the limits set forth in the Retention and Limit Article, in respect to losses that may accrue to the Company under all policies classified by the Company as Workers Compensation and Employers' Liability including liability under U.S. Longshoremen's and Harbor Workers Compensation or similar acts of federal or state law or common law on business underwritten and accepted by Florida Administrators, Inc. on behalf of the Company.

         All reinsurance for which the Reinsurer will be obligated by virtue of this Agreement will be subject to the same terms, conditions, interpretations, waivers, modifications, and alterations as the respective policies of the Company to which this Agreement applies. Nothing herein will in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement except as provided in the Insolvency Article.

                                   ARTICLE II

TERM AND CANCELLATION

         This Agreement will apply to all losses occurring on or after January 1, 1997, 12:01 A.M. standard time (as defined in the Company's policies) on inforce policies, or policies written, or renewed with effective dates on or after January 1, 1997, 12:01 A.M. standard time, and will remain in force and effect until cancelled as hereinafter provided.

         This Agreement may be terminated January 1, 1999 or any January 1ST thereafter or by either party giving at least 90 days prior notice by certified or registered mail to the other party. During any such period of notice the Reinsurer will remain bound by the terms of this Agreement.

         In the event this Agreement is cancelled in accordance with the aforementioned procedure, the Reinsurer will remain liable for all losses under policies in force until their expiration or renewal dates, whichever come first not to exceed 12 months plus odd time, nor to exceed 18 months in all. During the run-off period, the Company will continue to cede to the Reinsurer the appropriate earned premium.

         Alternatively, the Company may elect to cancel (or reduce) the Reinsurer's liability on a cutoff basis as of the date of cancellation, and the Reinsurer will not be liable for any losses occurring (or the percentage thereof equal to the amount of participation reduction) on or after the cancellation date. Should cancellation take place on a cut-off basis, or the Reinsurer's participation change, any aggregate losses to the Reinsurer on policies in force as of the date of cancellation or participation change will be prorated among those Reinsurers cancelling or reducing their participation and those Reinsurers initiating or increasing their participation in the same manner that the premium on the policies is shared.

         Notwithstanding the other provisions in this Article, in the event the Company's policies are written in a jurisdiction where cancellation, renewal, or nonrenewal is regulated by the insurance authorities, and the Company is bound by such regulations and statutes of said jurisdiction or by a judicial decision, the Reinsurer will remain liable on any such policies in force at cancellation date of this Agreement (and will receive the premium therefore) until the date each expires or until the first renewal date when the Company can lawfully nonrenew said policies, whichever occurs first.

         Notwithstanding the cancellation of this Agreement as herein above provided, its provisions will continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

                                   ARTICLE III

TERRITORY

         The territorial scope of this Agreement will cover that of the Company's policies, but is limited to policies issued to employers with employees operating in the state of Florida, but this limitation will not apply to losses if the Company's policies provide coverage outside the aforesaid territorial limits.

                                   ARTICLE IV

EXCLUSIONS

         No reinsurance indemnity will be afforded under this Agreement for:

         A. All reinsurance assumed by the Company; however, local agency reinsurance accepted in the normal course of business and/or policies written by another carrier at the Company's request and reinsured 100% by the Company will not be excluded hereunder and intercompany pooling arrangements will not be excluded hereunder.
         B. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.
         C. Loss or liability excluded by the Nuclear Incident Exclusion Clause-Liability-- Reinsurance U.S. attached to this Agreement.
         D. Manufacturing, production and refining of petroleum and its products.
         E.       Professional  sports  teams.
         F. Operations where the governing classifications are railroad class codes.
         G.       Offshore drilling.
         H. Tunneling operations involving tunnels over 100 feet in length (auguring shall not be considered tunneling).
         I. Wrecking or demolition of buildings, structures or vessels, but not to exclude the wrecking or demolition of buildings not exceeding five stories in height.
         J.       Financial Guarantee.
         K.       Pools, Associations and Syndicates.
         L. The manufacturing, storage, or transportation of fireworks, ammunition, nitroglycerin, or other explosive devices.

                                    ARTICLE V

SPECIAL ACCEPTANCE

         The Company may submit to the Reinsurer for special acceptance hereunder business not covered by this Agreement. If said business is accepted by the Reinsurer, it shall be subject to the terms of this Agreement, except as such terms are modified by such acceptance.

         All individual Waivers of Subrogation need to be referred to Wexford Underwriting Managers, Inc. prior to issuing.

         The following additional Classifications are to be submitted to the Company for approval prior to quoting to determine if exposures pose more than an incidental hazard:

         A.       Any account with Manual Premium of $350,000 or more
         B. Any account with an Experience Modification of 1.50 or higher and premium of $100,000 or higher
         C. Any account with more than incidental USL&H or maritime exposure. Incidental is defined for the purposes of this Agreement as not having more than ten percent (10%) of the Insured's overall workers' compensation payroll (excluding clerical) assigned to this type of exposure.

         In  addition,   all  accounts  that  have  the   following   NCCI  Code
Classifications shall be referred to Wexford Underwriting Managers, Inc. prior to quoting:

                  CODE              CLASSIFICATION
                  1164/1165         Mining Risks
                  2702              Logging and Lumbering
                  5551              Roofing (all kinds)
                  7219              Trucking: other than local as a primary code
                  7720              Police/Detective Agencies
                  8350              Gas Dealers - LPG
                  7538              Electric Light or Power Line Construction

                                   ARTICLE VI

DEFINITIONS

         "Policy" as used in this Agreement will mean all policies, contracts, binders, or agreements of insurance or reinsurance whether written or oral, as intended to be covered hereunder.

         "Ultimate net loss" as used in this Agreement will mean the amount of any settlement, award, or judgment paid by the Company or for which the Company has become liable to pay (including interest accrued prior to final judgment if included as part of loss on reinsured policies) after deduction of all salvages, subrogations, discounts, and recoveries received by the Company, and inuring reinsurance whether recovered or not. Loss will include loss expense arising from the settlement of claims. Recoveries from the Company's underlying reinsurance agreements will not be deducted when establishing ultimate net loss hereunder. All salvages, recoveries, or reinsurance received subsequent to any loss settlement hereunder will be applied as if received prior to the settlement, and all necessary adjustments will be made by the parties hereto. Nothing in this definition, however, should be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained.

         "Loss expense" as used in this Agreement will mean all expenses incurred by the Company in the investigation, appraisal, adjustment, litigation and/or defense of claims under policies reinsured hereunder, including court costs and interest accrued prior to final judgment if included as part of loss expenses on reinsured policies, interest accrued after final judgment, legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto arising under reinsured policies but excluding internal office expenses, salaries, per diem, and other remuneration of regular Company employees. However, in the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of the judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the loss expense incurred in securing such final reduction or reversal shall be prorated between the Reinsurer and the Company in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment shall be a) prorated in proportion to each party's interest in such verdict or judgment, or b) added to the Company's loss when the terms and conditions of the Company's original policies reinsured hereunder include loss expense as part of the policy limit.

         "Direct Earned  Premium" as used in this agreement is defined as:

                         Manual Premium  (Payroll/100)  x Voluntary Rate
                         + Increased Limits Factor (Manual Premium x Factor) -Deductible Credit (Manual Premium x Credit)
                         Subject Premium
                         x Managed Care Factor (1 - Managed Care Credit) x Safety Factor (1 - Safety Credit) x Drug Free Workplace Factor (1 - DFW Credit) x Experience Modification Factor
                         Total Modified Premium
                         + Aircraft Seat Surcharge
                         *-Other Credits that are Subject to Premium  Discounts
                           or are a Part of Standard Premium
                         - Contracting Classification Premium Adjustment Program
                           (Modified Premium x CCPAP Credit)
                         Standard Premium
                         -Premium Discounts (Stock Volume Discount)
                         *Direct Earned Premium
                         *As defined and/or modified by NCCI or the Florida
                          Department of Insurance

         "Occurrence" as used in this Agreement unless otherwise defined in the policies reinsured hereunder, will mean each and every accident, disaster, occurrence or casualty or series of accidents, disasters, occurrences or casualties arising out of one event. Occupational disease sustained by each employee shall be deemed to be one separate occurrence and the occurrence shall be deemed to take place on the date upon which the employee is last exposed at work to conditions allegedly causing such occupational disease.

         "Agreement year" as used in this Agreement will mean the period of 12 consecutive months commencing with the inception of this Agreement and each anniversary thereof that this Agreement remains in effect.

                                   ARTICLE VII

RETENTION AND LIMIT

         With respect to all business covered hereunder, no claim will be made hereunder unless the Company has first sustained Paid Ultimate Net Loss(es) of $500,000 in the $500,000
excess $500,000 layer. It is agreed that after the Company has sustained and paid Ultimate Net Loss(es) of $500,000 in the $500,000 excess $500,000 layer, the Ultimate Net Loss will become $500,000 for each subsequent occurrence. The Reinsurer shall then be liable for 100% of the amount by which such loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed Statutory limits for Workers Compensation or $1,000,000 for Employers Liability as respects any loss occurrence.

                                  ARTICLE VIII

NET RETAINED LIABILITY

         In computing the amount or amounts in excess of which this Agreement attaches, only an Ultimate Net Loss or losses in respect to that portion of any insurance or reinsurance that the Company retains net for its own account will be included. The amount of the Reinsurer's liability hereunder with respect to any Ultimate Net Loss or losses will not be increased by the inability of the Company to collect from any other reinsurers any amounts that may have become due from them, whether such inability arises from the insolvency of such reinsurers or otherwise. Permission is hereby granted the Company to carry underlying treaty and facultative reinsurance and recoveries made thereunder shall be disregarded for all purposes of this Agreement and shall inure to the sole benefit of the Company.

                                   ARTICLE IX

RATE AND PREMIUM

         The Company will pay the Reinsurers 1.20 % of the Direct Earned Premium on the policies in force at the inception of this Agreement, or written or renewed with an effective date thereafter. The Company will be subject to a minimum premium of $1,612,800 and will pay a deposit premium of $2,016,000 on estimated Direct Earned Premium of $168,000,000 for the period of January 1, 1997 to January 1, 1999 as follows:

Payable:                                    January 31, 1997 - $252,000
                                            April 1, 1997    - $252,000
                                            July 1, 1997     - $252,000
                                            October 1, 1997  - $252,000
                                            January 1, 1998  - $252,000
                                            April 1, 1998    - $252,000
                                            July 1, 1998     - $252,000
                                            October 1, 1998  - $252,000

                                    ARTICLE X

OTHER REINSURANCE

         The Company is permitted to have other treaty reinsurance. The premium for any such reinsurance that inures to the benefit of this Agreement may be deducted from the gross subject premium hereunder. Additionally, the Company may purchase facultative reinsurance on any subject risk it deems advisable, and the premium for that portion of the Company's policy reinsured elsewhere will be deducted from the gross subject premium hereunder

                                   ARTICLE XI

EXCESS OF ORIGINAL POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS

         This Agreement will extend to cover any losses arising from claims related extra contractual obligations and/or excess limits liability.

         This Agreement shall protect the Company, within the limits hereof, in connection with Ultimate Net Loss in excess of the limit of the original policy for which the Company may be legally liable to pay on business covered hereunder, where loss in excess of the limit has been incurred because of, but not limited to, its failure to settle within the original policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action. One hundred percent (100%) of the amount of any excess of original policy limits shall be added to the Ultimate Net Loss which is covered under the other provisions of this Agreement and the sum thereof shall be considered one loss subject to the provisions of this Agreement.

         However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

         For the purposes of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy.

         This Agreement shall protect the Company, within the limit thereof, where the loss includes any Extra Contractual Obligations. Eighty percent (80%) of the amount of any Extra Contractual Obligations shall be added to the Ultimate Net Loss which is covered under the other provisions of this Agreement and the sum thereof shall be considered one loss subject to the provisions of this Agreement.

         "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of any appeal consequent upon such action.

         The date on which any Extra Contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss from which the Extra Contractual Obligation arises.

         However, this Article shall not apply where the loss has been incurred due to fraud of a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE XII

REPORTS AND REMITTANCES

         Within 45 days after the close of each quarter, the Company will furnish the Reinsurer with a report of reinsurance premium due them for that period. Such report will show and properly segregate the Company's subject premium to which the reinsurance rate applies as well as set forth the Reinsurer's portion of unearned premium reserve and contain such other information as may be required by the Reinsurer for completion of its NAIC annual statements.

         Within 180 days following each annual anniversary date, the premium due the Reinsurer will be prorated against the minimum and deposit premium set forth in Rate and Premium Article, and any balance shown to be due either party shall be paid at that time as an interim audit. At 180 days following the expiration date, on July 1, 1999, the second interim audit will be performed by the Company and any balance shown to be due the Reinsurer will be remitted immediately. At 270 days following expiration date, on October 1, 1999, a final audit will be performed by the Company and any balance shown to be due the Reinsurer will be remitted immediately. If the balance shows an amount due the Company from the Reinsurer, such amount shall be remitted within 30 days of receipt of the audit.

                                  ARTICLE XIII

LOSS NOTICES AND SETTLEMENTS

         The Company will be responsible for the investigation, settlement, defense or appeal of any claim made or suit brought, or proceeding instituted against the Company and shall give prompt notice to the Reinsurer upon learning of any of the following:

         A.       Any  claim,   suit  or  proceeding  that  appears  to  involve
                  indemnity by the Reinsurer.

         B. Any occurrence, claim, award or proceeding judgment which exceeds 50% of the Retention as outlined in Article VII - Retention and Limit.

         C. Any occurrence which causes serious injury to two or more employees of an insured.

         D.       Any case involving:

                  1.       Amputation of a major extremity.

                  2.       Brain or spinal cord injury.

                  3.       Multiple Deaths.

                  4. Permanent total disability as defined in the Workers Compensation Act of the state of Florida.

                  5. Any second or third degree burn of 50% or more of the body.

                  6. The reopening of any case in which further award might involve liability of the Reinsurer.

         The Company will not make voluntary settlement involving loss to the Reinsurer without written consent of the Reinsurer.

         The Company will forward promptly to the Reinsurer any information it may request on the individual occurrences, claims, or cases. The Company will send to the Reinsurer within 60 days after the end of this Agreement an experience report, upon a form satisfactory to the Reinsurer showing in detail the amounts disbursed during the term of this Agreement in settling claims and the estimated future payments on, or reserves for, outstanding claims.

         The Reinsurer, at its own election and expense and in addition to any indemnity for claim expenses provided by this Agreement, shall have the right but not the duty to participate with the Company in the investigation, settlement, defense or appeal of any claim, suit or proceeding which might involve liability of the Reinsurer.

                                   ARTICLE XIV

OFFSET

         The Company and Reinsurer hereunder will be entitled to deduct from amounts due to the other party under this Agreement any amounts due itself from the other party under this Agreement; however, in the event of the insolvency of any party hereto, offset will be in accordance with applicable law.

                                   ARTICLE XV

SALVAGE AND SUBROGATION

         The Reinsurer will be credited with its share of salvage and/or subrogation in respect of claims and settlements under this Agreement, less its share of recovery expense. Unless the Company and Reinsurer agree to the contrary, the Company will enforce its right to salvage and/or subrogation and will prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Reinsurer is hereby empowered and authorized to institute appropriate action in the name of the Company.

         Amounts recovered from salvage and/or subrogation will always be used to reimburse the excess reinsurers (and the Company, should it carry a portion of excess coverage net) in the reverse order of their participation in the loss before being used in any way to reimburse the Company for its primary loss. If the amount recovered exceeds the recovery expense, the recovery expense will be borne each party in proportion to its benefit from the recovery. If the recovery expense exceeds the amount recovered, the amount recovered (if any) will be applied to the reimbursement of recovery expense, and the remaining expense, as well as any originally incurred loss expense, will be added to the Ultimate Net Loss.

                                   ARTICLE XVI

DELAYS, ERRORS, OR OMISSIONS

         Any inadvertent delay, error or omission will not be held to relieve either party hereto from any liability that would attach to it hereunder if such delay, omission, or error had not been made, providing such error or omission is rectified upon discovery.

                                  ARTICLE XVII

AMENDMENTS

         By mutual consent of the Company and the Reinsurer, any of the terms or conditions of this Agreement may be altered or amended by addenda. Each such addendum will then constitute a part of this Agreement.

                                  ARTICLE XVIII

ACCESS TO RECORDS

         Provided the Company received prior notice, the Reinsurer or its designated representatives will have the right to inspect at any reasonable time, all records of the Company that pertain in any way to this Agreement.

                                   ARTICLE XIX

INSOLVENCY

         In the event of the Company's insolvency, the reinsurance afforded by this Agreement will be payable by the Reinsurer on the basis of the Company's liability under the policies reinsured without diminution because of the Company's insolvency or because its liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims, subject however to the right of the Reinsurer to offset against such funds due hereunder, any sums that may be payable to it by said insolvent Company in accordance with the Offset Article. The reinsurance will be payable by the Reinsurer directly to the Company, its liquidator, receiver, conservator, or statutory successor except (a) where this Agreement specifically provides another payee of such reinsurance in the event of the Company's insolvency and
(b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of itself to the payees under such policies in substitution of the Company's obligation to such payees.

         The Company's liquidator, receiver, conservator, or statutory successor will give written notice of the pendency of a claim against the Company under the policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may investigate said claim and interpose in the proceeding where the claim is to be adjudicated, at its own expense, any defense that it may deem available to the Company, its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer will be chargeable against the Company, subject to court approval, as part of the expense of conservation or liquidation to the extent that such proportionate share of the benefit will accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

                                   ARTICLE XX

ARBITRATION

         As a condition precedent to any right of action hereunder, any dispute that arises out of or in connection with this Agreement, including its formation or validity, will be submitted for decision to an arbitration panel composed of two arbitrators and an umpire. The arbitration will be conducted under the Federal Arbitration Act and will proceed as set forth below.

         All notices in connection with arbitration will be in writing and sent certified or registered mail, return receipt requested. The term "days" as used herein will mean calendar days. Notice requesting arbitration will reference this Article, will state issues to be resolved in the view of the claimant, and will appoint the arbitrator selected by the claimant. Within 30 days after receipt of such notice, the respondent will notify the claimant of any additional issues to be resolved and of the name of its appointed arbitrator. As time is of the essence, if the respondent fails to appoint its arbitrator within 30 days after receipt of notice requesting arbitration, the claimant is authorized to and will appoint the second arbitrator.

         Unless otherwise mutually agreed, each member of the arbitration panel will be an impartial active or former officer of an insurance or reinsurance company or an Underwriter at Lloyd's of London. Before instituting the hearing the two appointed arbitrators will choose an impartial umpire. If the two arbitrators fail to agree on the appointment of an umpire within 30 days after the appointment of the second arbitrator, within 10 days thereafter the two arbitrators will request the American Arbitration Association ("AAA") to appoint an umpire with the qualifications set forth above in this Article without regard to the AAA's Commercial Arbitration Rules. If the AAA fails to appoint an umpire within 30 days after its receipt of the arbitrators' request, either party may apply to a court of competent jurisdiction to appoint an umpire with the qualifications set forth above in this Article. The umpire will immediately notify each party of his selection. In the event of the resignation or death of any member of the arbitration panel, a replacement will be appointed in the same manner as the resigning or deceased member was appointed.

         Within 30 days after notice of appointment of the umpire, the claimant and respondent will each submit an initial brief to the panel. Within 45 days after notice of appointment of the umpire, the panel will meet and determine timely periods for the submission of reply briefs and amended briefs, procedures for discovery, and a scheduled date for the hearing. Arbitration will be held in the city of the Company's home office unless the parties mutually agree to another venue.

         The panel will be relieved of all judicial formality and the umpire will be the final judge of the panel's procedures, the rules of evidence, privilege, and production, and the excessiveness and relevancy of any witnesses and documents upon the petition of any participating party. The panel will be authorized to issue interim orders and awards in the interest of fairness and the prompt and orderly resolution of issues in dispute. To the extent permitted by law, the umpire and the panel will be empowered to issue orders to enforce such decisions. Insofar as the panel looks to substantive law, it will consider the law of the state of Florida.

         The panel will make its award with regard to the terms expressed in this Agreement, the original intentions of the parties to the extent reasonably ascertainable, and the custom and practice of the insurance and reinsurance business. The panel will make its award within 30 days after the close of the hearing. Each award by the panel will be in writing and may state factual findings that served as a basis for the award. Each award by the panel will be agreed upon by a majority of the panel's members and will be final and binding on all parties to the proceeding. Any party may apply to a court of competent jurisdiction for an order confirming the award, and a judgment of that court will thereupon be entered on the award. If such an order is issued, the attorneys' fees of the party so applying and court costs will be paid by the party against whom confirmation is sought.

         Each party will bear the expense of the arbitrator appointed on its behalf and ail remaining costs of the arbitration will be finally allocated by the panel. The panel may award interest, costs and expenses as it deems appropriate, including but not limited to attorneys' fees, to the extent permitted by law.

                                   ARTICLE XXI

TAXES

         The Company will pay all taxes on premiums reported to the Reinsurer on this Agreement.

                                  ARTICLE XXII

CURRENCY

         The sign "$" in this Agreement refers to United States of America Dollars. Premiums due the Reinsurer and loss payments due the Company hereunder will be in United States of America Dollars.

                                  ARTICLE XXIII

COMMUTATION

         By mutual agreement, after termination of the Agreement the Company shall submit a statement to the Reinsurer listing amounts paid, and reserves, in respect of all incurred losses known, and reported to the Company subject to this Agreement. This statement shall form the basis of a final agreed value for all such losses. The amounts of reserves contained therein shall be determined by employing one or more of the following alternatives:

         A.       A calculation based on the following criteria:

                  1. In respect of all "index linked" benefits, annuity values shall be calculated based upon annual discount of 0%, and an annual escalation of 0%.

                  2. In respect of all un-indexed benefits, annuity values shall be calculated based upon annual discount of 4%.

                  3.       In  respect  of all  future  medical  costs,  annuity
                           calculation shall be based upon the Company's evaluation of long term medical care and rehabilitation requirements, using an annual discount of 0% and an annual escalation of 0%.

                  4. Where applicable, survivor's life expectancy as well as remarriage probability shall be reflected in the calculation by employing tables recommended by a mutually acceptable actuarial consultant.

         B. Any other method of calculating the agreed value of one or more losses, as mutually agreed between the Company and the Reinsurer.

         Such calculation shall be considered the final and agreed value of all known losses subject to this Agreement and the resulting loss, if any, shall be accepted by the Company in full settlement of the Reinsurer's liability for all such losses.

         Notwithstanding, if the Reinsurer and the Company cannot reach a settlement by mutual agreement, then the Reinsurer and the Company shall mutually appoint an independent actuary who shall investigate, determine and capitalize the present value of any such unsettled claims under the excess layer. Cost of any independent actuary shall be shared on an equal basis by the Reinsurer and the Company.

         In the event the Reinsurer and the Company cannot reach an agreement on an independent actuary, each party shall appoint an actuary. The two chosen actuaries shall then select a third actuary. If either party refuses or neglects to appoint an actuary within 30 days after settlement cannot be reached, the requesting party may appoint a second actuary. If the two actuaries fail to agree on the selection of a third actuary within 30 days after their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots. All actuaries selected by drawing lots shall be disinterested in the outcome of the commutation and shall be a Fellow of Society of Actuaries/Fellow of the Casualty Actuarial Society or an Associate of Society of Actuaries/Associate of Casualty Actuarial Society. The decision in writing of any two actuaries, when filed with the parties hereto, will be final and binding on both parties. The expenses of the actuaries and of the commutation shall be equally divided between the two parties.

         Any payment by the Reinsurer under this Article shall constitute a complete release of the Reinsurer for their liability under the excess layer(s) commuted as respects such claim.

                                  ARTICLE XXIV

INTERMEDIARY

         Florida Administrators, Inc., North Palm Beach, Florida, is hereby recognized as the Intermediary negotiating this Agreement for all business
hereunder.  All  communications   (including,   but  not  limited  to,  notices,
statements, premiums, returned premiums, commissions, taxes, losses, loss expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Florida Administrators, Inc., North Palm Beach, Florida. Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer. Payment by the Reinsurer to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.


Signed at ____________________, this _______ day of ________________ 199_.

                                                 Pinnacle Assurance Corporation

Signature:                                Title:
           ---------------                       ------------------------------

Attest:
       ---------------------

Signed at New York, New York, this 9 day of April 1997

Accepted herein: 100%

                                                 Continental Casualty Company

Signature:  /s/ illegible                 Title:  Vice President
            -------------------                   -----------------------------

Attest:/s/ illegible
       ---------------------

                                    ADDENDUM
                       Attaching to and forming a part of
            Workers Compensation Excess of Loss Reinsurance Agreement
                          Contract Number W-128579674A

In consideration of the premium charged, it is hereby mutually understood and agreed that as of 12:01 A.M. standard time, September 26, 1997, the preamble,
ARTICLE 1, coverage, and is amended to read:

         THIS AGREEMENT is made and entered into by and between Pinnacle Assurance Corporation, North Palm Beach, Florida (hereinafter called the "Company"), under the management of Pinnacle Administrative Company, North Palm Beach, Florida, formerly known as Florida Administrators, Inc., of the one part, and Continental Casualty Company, Chicago, Illinois (hereinafter called the "Reinsurer") of the other part.

ARTICLE I, COVERAGE

         The Reinsurer will indemnify the Company, subject to the limited set forth in the Retention and Limit Article, in respect to losses that may accrue to the Company under all policies classified by the Company as Workers Compensation and Employers' Liability including liability under U.S. Longshoremen's and Harbor Workers Compensation or similar acts of federal or state law or common law on business underwritten and accepted by Pinnacle Administrative Company, on behalf of the Company.

         All reinsurance for which the Reinsurer will be obligated by virtue of this Agreement will be subject to the same terms, conditions, interpretations, waivers, modifications, and alterations as respective policies of the Company to which this Agreement applies. Nothing herein will in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement except as provided in the insolvency Article.

ARTICLE XXIV, INTERMEDIARY

         Pinnacle Administrative Company, North Palm Beach, Florida, is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including, but not limited to, notices, statements, premiums, returned premiums, commissions, taxes, losses, loss expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Pinnacle Administrative Company, North Palm Beach, Florida. Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer. Payment by the Reinsurer to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.


Signed at Palm Beach, Florida this 3rd day of June 1998.

                                              Pinnacle Assurance Corporation

Signature:  /s/ Don Johnson                     Title: Chief Financial Officer
            ----------------------                     -------------------------

Attest: /s/ Mary Baldo
       ---------------------

Signed at New York, New York this 26 day of May 1998.

                                              CONTINENTAL CASUALTY COMPANY


Signature: /s/ Illegible                        Title: Vice President
           -----------------------                     ------------------------
Attest:   /s/ Dianne P. Patterson
          -----------------------

                                    ADDENDUM
                       Attaching to and forming a part of
            Workers Compensation Excess of Loss Reinsurance Agreement
                          Contract Number W-128579674A

In consideration of the premium charged, it is hereby mutually understood and agreed that as of 12:01 A.M. standard time October 31, 1997, the preamble, is amended to read:

         THIS AGREEMENT is made and entered into by and between Pinnacle Assurance Corporation, and AmComp Assurance Corporation, North Palm Beach, Florida (hereinafter called the "Company"), under the management of Pinnacle Administrative Company, North Palm Beach, Florida, of the one part, and Continental Casualty Company, Chicago, Illinois (hereinafter called the "Reinsurer") of the other part.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

Signed at Palm Beach, Florida this 3rd day of June 1998.

                                             Pinnacle Assurance Corporation
                                             AmComp Assurance Corporation


Signature:  /s/ Don Johnson           Title: Chief Financial Officer
            ------------------               ----------------------------------

Attest:  /s/ Mary Baldo
         ---------------------

Signed at New York, New York this 26 day of May 1998.

                                             CONTINENTAL CASUALTY COMPANY


Signature:  /S/ Illegible             Title:  Vice President
            --------------------              ---------------------------------

Attest:  /s/ Diane P. Patterson
         -----------------------

                                    ADDENDUM
                       Attaching to and forming a part of
            Workers Compensation Excess of Loss Reinsurance Agreement
                          Contract Number W-128579674A

In consideration of the premium charged, it is hereby mutually understood and agreed that as of 12:01 A.M. standard time, November 25, 1997, the preamble, is amended to read:

         THIS AGREEMENT is made and entered into by and between AmComp Preferred Insurance Company, formerly known as Pinnacle Assurance Corporation, and AmComp Assurance Corporation, North Palm Beach, Florida (hereinafter called the "Company"), under the management of Pinnacle Administrative Company, North Palm Beach, Florida, of the one part, and Continental Casualty Company, Chicago, Illinois (hereinafter called the "Reinsurer") of the other part.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

Signed at Palm Beach, Florida, this 3rd day of June 1998.

                                             AmComp Preferred Insurance Company
                                             AmComp Assurance Corporation


Signature:  /s/ Don Johnson           Title: Chief Financial Officer
            ------------------               ----------------------------------

Attest:  /s/ Mary Baldo
         ---------------------

Signed at New York, New York this 26 day of May 1998.

                                             CONTINENTAL CASUALTY COMPANY


Signature:  /S/ Illegible             Title:  Vice President
            --------------------              ---------------------------------

Attest:  /s/ Diane P. Patterson
         -----------------------

                                    ADDENDUM
                       Attaching to and forming a part of
            Workers Compensation Excess of Loss Reinsurance Agreement
                          Contract Number W-128579674A

In consideration of the premium charged, it is hereby mutually understood and agreed that as of 12:01 A.M. standard time, January 1, 1998, ARTICLE II, TERM AND CANCELLATION, ARTICLE VII, RETENTION AND LIMIT, ARTICLE IX, RATE AND PREMIUM, and ARTICLE XII, REPORTS AND REMITTANCES, are amended to read:

ARTICLE II, TERM AND CANCELLATION,

         This Agreement will apply to all losses occurring on or after January 1, 1997, 12:01 A.M. standard time (as defined in the Company's policies) on policies written, or renewed with effective dates on or after January 1, 1997, 12:01 A.M. standard time, and will remain in force and effect until cancelled as hereinafter provided.

         This Agreement may be terminated January 1, 2001 or any January 1st thereafter or by either party giving at least 90 days prior notice by certified or registered mail to the other party. During any such period of notice the Reinsurer will remain bound by the terms of this Agreement.

         In the event this Agreement is cancelled in accordance with the aforementioned procedure, the Reinsurer will remain liable for all losses under policies in force until their expiration or renewal dates, whichever come first not to exceed 12 months plus odd time, nor to exceed 18 months in all. During the nun-off period, the Company will continue to cede to the Reinsurer the appropriate earned premium.

         Alternatively, the Company may elect to cancel (or reduce) the Reinsurer's liability on a cut-off basis as of the date of cancellation, and the Reinsurer will not be liable for any losses occurring (or the percentage thereof equal to the amount of participation reduction) on or after the cancellation date. Should cancellation take place on a cut-off basis, or the Reinsurer's participation change, any aggregate losses to the Reinsurer on policies in force as of the date of cancellation or participation change will be prorated among those Reinsurers cancelling or reducing their participation and those Reinsurers initiating or increasing their participation in the same manner that the premium on the policies is shared.

         Notwithstanding the other provisions in this Article, in the event the Company's policies are written in a jurisdiction where cancellation, renewal, or nonrenewal is regulated by the insurance authorities, and the Company is bound by such regulations and statutes of said jurisdiction or by a judicial decision, the Reinsurer will remain liable on any such policies in force at cancellation date of this Agreement (and will receive the premium therefore) until the date each expires or until the first renewal date when the Company can lawfully nonrenew said policies, whichever occurs first.

         Notwithstanding the cancellation of this Agreement as herein above provided, its provisions will continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

ARTICLE VII, RETENTION AND LIMIT

         No claim will be made hereunder unless the Company has first sustained and paid an Ultimate Net Loss of $500,000 each and every occurrence. The Reinsurer will then be liable for 100% of the amount by which such loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed Statutory limits for Workers Compensation or $1,000,000 for Employers' Liability as respects any loss occurrence.

ARTICLE IX, RATE AND PREMIUM

         The Company will pay the Reinsurers 1.25% of the Direct Earned Premium on the policies at the inception of this Addendum, or written or renewed with an effective date thereafter. The Company will be subject to a minimum premium of $3,450,000 and will pay a deposit premium of $4,312,500 on estimated Direct Earned Premium of $345,000,000 for the period January 1, 1998 to January 1, 2001 as follows:

                  January 31, 1998                            $359,375
                  April 1, 1998                               $359,375
                  July 1, 1998                                $359,375
                  October 1, 1998                             $359,375
                  January 1, 1999                             $359,375
                  April 1, 1998                               $359,375
                  July 1, 1999                                $359,375
                  October 1, 1998                             $359,375
                  January 1, 2000                             $359,375
                  April 1, 2000                               $359,375

                  July 1, 2000                                $359,375
                  October 1, 2000                             $359,375

ARTICLE XII, REPORTS AND REMITTANCES

         Within 45 days after the close of each quarter, the Company will furnish the Reinsurer with a report of reinsurance premium due them for that period. Such report will show and properly segregate the Company's subject premium to which the reinsurance rate applies as well as set forth the Reinsurer's portion of unearned premium reserve and contain such other information as may be required by the Reinsurer for completion of its NAIC annual statements.

         Within 180 days following each annual anniversary date, the premium due the Reinsurer will be prorated against the minimum and deposit premium set forth in Rate and Premium Article, and any balance shown to be due either party shall be paid at that time as an interim audit. At 180 days following the expiration date, on July 1, 2001, the third interim audit will be performed by the Company and any balance shown to be due the Reinsurer will be remitted immediately. At 270 days following expiration date, on October 1, 2001, a final audit will be performed by the Company and any balance shown to be due the Reinsurer will be remitted immediately. If the balance shows an amount due the Company from the Reinsurer, such amount shall be remitted within 30 days of receipt of the audit.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

Signed at Palm Beach, Florida, this 3rd day of June 1998.

                                          AmComp Preferred Insurance Corporation
                                          AmComp Assurance Corporation


Signature:  /s/ Don Johnson        Title: Chief Financial Officer
            ------------------            ----------------------------------

Attest:  Mary Baldo
         ---------------------

Signed at New York, New York this 26 day of May 1998.

                                          CONTINENTAL CASUALTY COMPANY


Signature:  /S/  Illegible         Title:  Vice President
            --------------------           ---------------------------------

Attest:  /s/ Diane P. Patterson
         -----------------------

                                    ADDENDUM
                       Attaching to and forming a part of
            Workers Compensation Excess of Loss Reinsurance Agreement
                          Contract Number W-128579674A

In consideration of the premium charged, it is hereby mutually understood and agreed that as of 12:01 A.M. standard time, January 1, 1998, ARTICLE IV, EXCLUSIONS, is amended to read:

ARTICLE IV, EXCLUSIONS

No reinsurance indemnity will be afforded under this Agreement for:

A. All reinsurance assumed by the Company; however, local agency reinsurance accepted in the normal course of business will not be excluded hereunder and intercompany pooling arrangements will not be excluded hereunder.

B. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

C. Loss or liability excluded by the Nuclear Incident Exclusion Clause -- Liability -- Reinsurance U.S. attached to this Agreement.

D.       Manufacturing, production and refining of petroleum and its products.

E.       Professional sports teams.

F. Operations where the governing classifications are railroad class codes.

G.       Offshore drilling.

H.       Tunneling   operations  involving  tunnels  over  100  feet  in  length
         (auguring shall not be considered tunneling).

I. Wrecking or demolition of buildings, structures or vessels, but not to exclude the wrecking or demolition of buildings not exceeding five stories in height.

J.       Financial Guarantee.

K.       Pools, Associations and Syndicates.

L. The manufacturing, storage, or transportation of fireworks, ammunition, nitroglycerin, or other explosive devices.

M.       No reinsurance indemnity will be afforded under this Agreement for:

                  (1) Operations in which asbestos contracting related classifications of 5472 or 5473 or Asbestos Goods Manufacturing classification of 1852 are appropriately assigned.

                  (2) Operations involving the installation or removal of asbestos material, but not to exclude the incidental exposure to asbestos material which may occur in the normal operations including, but not limited to, plumbing, carpentry, other building contractors or subcontractors and retail or wholesale distributors.

N.       All risks involving exposure to the following substances:

                  (1)      dioxin

                  (2)      polychlorinated biphenyls

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

Signed at Palm Beach, Florida, this 3rd day of June 1998.

                                             AmComp Preferred Insurance Company
                                             AmComp Assurance Corporation


Signature:  /s/ Don Johnson           Title: Chief Financial Officer
            ------------------               ----------------------------------

Attest:  /s/ Mary Baldo
         ---------------------

Signed at New York, New York this 26 day of May 1998.


Signed at New York, New York, this 26 day of June 1998.

                                             CONTINENTAL CASUALTY COMPANY


Signature:  /S/ Illegible             Title:  Vice President
            --------------------              ---------------------------------
Attest:  /s/ Diane P. Patterson
         -----------------------